UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) January 28, 1998


                     Commission file number 33-12664-D


                      WORLDWIDE GOLF RESOURCES, INC.
            (Exact name of registrant as specified in charter)


     Nevada                                       88-0335511
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     251 Saulteaux Crescent
     Winnipeg, MB, Canada                         R3J 3C7
     (Address of Principal Executive Office)      (Zip Code)

                              (204) 885-5555
           (Registrant's Telephone Number, Including Area Code)

                                Copies To:

                        Donald J. Stoecklein, Esq.
                              Attorney at Law
                      1850 E. Flamingo Rd., Suite 111
                         Las Vegas, Nevada  89119
                              (702) 794-2590

Worldwide Golf Resources, Inc.  Page Two

Item No. 1.    Changes in Control of Registrant.

No events to report.

Item No. 2.    Acquisition or Disposition of Assets.

On January 28, 1998, WORLDWIDE GOLF RESOURCES, INC. closed the acquisition of assets of Legends Sports, Inc. driving range assets. (see Purchase Agreement & Addendum's Attached.)

Item No. 3.    Bankruptcy or Receivership.

No events to report.

Item No. 4.    Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.    Other Events.

No events to report.

Item No. 6.    Resignation of Registrant's Directors.

No events to report.

Worldwide Golf Resources, Inc.  Page Three


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.


Exhibit - Purchase  Agreement  between Worldwide Golf Resources,  Inc.  and
          Legends Sports, Inc.

Exhibit - Addendum to Purchase Agreement

Exhibit - Addendum to Purchase Agreement


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Worldwide Golf Resources, Inc.


By: /s/ Anthony N. DeMint                         Dated:  August 31, 1998
    -------------------------------------
       Anthony N. DeMint - Vice President


By: /s/ Debra K. Amigone                          Dated:  August 31, 1998
   --------------------------------------
       Debra K. Amigone, Secretary

                            PURCHASE AGREEMENT



      THIS AGREEMENT ("AGREEMENT") dated this 19th day of December, 1997, made and entered into by and among Worldwide Golf Resources, Inc., a corporation organized and existing under the laws of the State of Nevada registered with the U.S. Securities and Exchange Commission ("SEC") under 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act"), (hereinafter referred to as "WGR"); and Legends Sports, Inc., a Delaware corporation, (hereinafter referred to as "LGSP"), (hereinafter collectively referred to as "the parties").


                                WITNESSETH:


     WHEREAS, LGSP owns and/or has the right to sell, transfer and exchange all of the shares of the assets of LGSP.

      WHEREAS, WGR desires to acquire all of the golf driving range assets of LGSP (operated a Sports Place Operations), in exchange for the consideration set forth on paragraph 1 hereafter. LGSP desire to sell such assets.

     WHEREAS, WGR and LGSP agree that all of the golf driving range assets of LGSP listed on Exhibit "A" hereto shall be sold to WGR upon closing hereunder for the consideration set forth in paragraph 1 hereof.

      WHEREAS, concurrent with the Closing, as set forth herein, WGR shall deposit, Fifty Thousand Dollars ($50,000), which shall be paid for legal fees of LGSP on Exhibit "B", pursuant to the terms and conditions as set forth herein.

      WHEREAS, both parties agree that the time for closing provided for herein, is deemed to be an unreasonably short time in which WGR has to complete its due diligence process. Thus the parties agree to deposit the shares of WGR stock, the debentures, deeds, and assignments of leases on the real property into the hands of Michael A. Littman ("Littman") and Donald J. Stoecklein ("Stoecklein") with Littman holding the WGR shares and debentures, and Stoecklein holding the deeds and assignments. Concurrent with the completion of WGR's due diligence, which due diligence shall occur, said shares and debentures of WGR shall be disbursed to an independent trustee for management as specified hereafter.

      NOW THEREFORE, WGR and LGSP each in consideration that the other join herein, hereby represent, warrant, and agree as follows:

1. Disbursement of Consideration. The Stock and Cash, to be disbursed pursuant to the terms and conditions of this Agreement, shall be disbursed as follows:

     Exchange of Securities. Subject to the terms and conditions hereinafter set forth, at the time of the closing referred to in Section 6 hereof (hereinafter referred to as the "Closing"), and in reliance on the prospective representations and warranties of each party to the other hereunder, WGR will issue and deliver or cause to be issued and delivered to LGSP Two Million (2,000,000) shares of WGR restricted Common Stock, a Two Million ($2,000,000) Debenture Dollars (the "Debenture") which Debenture shall be allocable to the Class A and D shareholders, which shall be convertible to the common stock of WGR, which conversion shall be based upon the conversion 25% of the $2million, (the "Original Debenture Principal") no earlier than 90 days from the Closing Date, an additional 25% of the Original Debenture Principal converted no earlier than 180 days from the Closing Date, and additional 25% of the Original Debenture Principal converted no earlier than 270 days from the Closing Date, and the remaining 25% of the Original Debenture Principal converted no earlier than 365 days from the Closing Date, however 100% of the Debenture shall automatically convert assuming conversion has not occurred earlier, on the 2nd year anniversary of the Closing Date conversion, in each time period set forth herein, shall be at the 5 day average closing price of the stock on the date of conversion; together with other documents and matters referred to in paragraph 5. In exchange for which LGSP will deliver or cause to be delivered to WGR the property and assets described in Exhibit "A" together with other documents and matters referred to in paragraph 4.

(b) Payment of Payables. WGR shall incur the obligation of the list of payables to be agreed upon by the parties in a separate schedule to be attached hereto upon closing, said payables and re-capitalization expenditures not to exceed One Hundred Fifty Thousand Dollars ($150,000).

     2.    Representations  and Warranties and Agreements  of  LGSP.   LGSP
represents and warrants to WGR, all of which representations and warranties shall be true and shall survive closing, that:

     (a) LGSP is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate powers to own its property and carry on its business as and where it is now conducted. The copies of the Certificates of Incorporation and the Bylaws of LGSP, which have heretofore been furnished by LGSP to WGR, are a true and correct copy of said Certificate of Incorporation and Bylaws including all amendments to the date hereof. LGSP, has duly filed any and all certificates and reports required to be filed to date by any governmental authority.

     (b) Consummation of the transactions contemplated hereby, and continuation of LGSP's business in the same manner as heretofore conducted by it will be in compliance with all applicable laws, rules, regulations and requirements of all governmental authorities without the necessity for any license or permit or other action or permission in the nature thereof, or any registration with, or consent of, any governmental authority.

     (c) LGSP is not in default under or in violation of any provision of its Articles of Incorporation or Bylaws and is not in material default under or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability relating to LGSP's business, to which it is a party or by which it is bound, or to which its assets are subject, except the Deas note on the Altamonte property and Scott note on the real property in the Port Orange, Florida Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws of LGSP of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which LGSP is party or by which LGSP is bound, or to which any of its assets are subject, or result in the creation of any lien or encumbrance upon said assets.

     (d) LGSP has and will have at the time of closing, good and marketable title to all its property and assets shown on Exhibit "A" hereto free and clear of any and all liens or encumbrances or restrictions, except as shown on Exhibit "A" hereto and except for taxes and assessments due and payable after the date of closing and easements or minor restrictions with respect to its real property which do not materially affect the present use of such real property. Except as set forth in Paragraph (C) above relating to certain defaults in mortgages, notes and leases.

     (e) LGSP owns the following interests in real estate, and real estate related activities:

   (i) Oviedo. 80% of a limited liability company owing and operating the Legend Sports Golf Center in Oviedo, Florida, at 575 Econ River Place, Oviedo, Florida, on leased land from U.S.F.& G. The lease on the subject property expires in 1999. The property has a driving range complete with an 80 station, artificial turf, "double decker" tee structure. In addition, the facility has 40 natural turf tee areas, for a total of 120 stations.

    (ii) Altamonte. Fee simple ownership of a driving range facility in Altamonte Springs, Florida on land purchased by the company comprised of approximately 5 acres of fee owned land and 13 acres of leased land. The property features a seventy station golf driving range, an 18 hole grass putting course, putting and chipping greens, batting cages, a golf pro shop, and building and full service restaurant.

          (iii) Port Orange. Fee Simple Ownership of a golf driving range facility known as Scotts Driving Range on Nova Road in Port Orange,
Florida, near Daytona beach. The facility consists of 12 acres of fee simple owned land. Improvements consist of 30 tee stations, a chipping green, a pro shop, a putting green, a sand trap, and a 9 acre range area. There is a note for $200,000 and a first mortgage securing the note on the Port Orange real estate. The note would be retired by the holder upon holder being able to sell the LGSP shares for $200,000. LGSP shall arrange for an exchange of WGR shares held by LGSP to note holder upon Registration.

          (iv) Red Bug Lake. 100% of a leased driving range on Red Bug Lake Road in Orlando, Florida.

The above real estate and or business interests stand in the name of LGSP, except as set forth herein, and not in the name of any stockholder, director, officer, agent, partner or employee or anyone else known to LGSP, and none of the same have any right, title, interest, restriction, lien or encumbrance therein, or thereon or thereto.

     (f) LGSP enjoys peaceful and undisturbed possession under all written, verbal or implied leases to which it is a party. All such leases are valid, and enforceable in accordance with their terms, and no party thereto is in default thereunder; except as set forth herewith.

     (g) No one other than LGSP has any right, title, interest, restriction, lien or encumbrance in, on or to the business conducted by it, except as shown on Exhibit "A", except as otherwise referenced herein.

     (h) LGSP does not have any material obligation, liability, contract, agreement, lease, sublease, commitment or understanding of any kind, nature, or description, fixed or contingent, due or to become due, existing or inchoate, other than those reflected in Exhibit "A".

     (i)  Since December 1, 1997, there has not been:

          (i) any material adverse change in the properties, assets, business, affairs or prospects of LGSP, nor are any such changes threatened, anticipated, or contemplated; except as to certain defaults referenced above.

          (ii) any actual or, to the knowledge of LGSP, threatened, anticipated, or contemplated damage, destruction, loss, conversion, termination, cancellation, default or taking by eminent domain or other action by governmental authority which has affected or may hereafter affect the properties, assets, business affairs or prospects of LGSP.

          (iii) any material and adverse dispute, pending or, to the knowledge of LGSP, threatened, anticipated or contemplated of any kind with any customer, supplier, source of financing, employee, landlord, subtenant or licensee of LGSP or any pending or, to the knowledge of LGSP, threatened, anticipated or contemplated occurrence or situation of any kind, nature or description which is reasonably likely to result in any reduction in the amount, or any change in the terms or conditions, of business with any substantial customer, supplier, or source of financing, except as referenced herein.

     (j) LGSP has not taken any action which may result in WGR having any responsibility, obligations, or liability for any finder or broker fees, commission or other compensation payable in connection with any of the transactions contemplated hereby.

     (k) LGSP owns all copyrights, rights of reproduction, trademarks, trade names, trademark applications, service marks and formula rights, know-how and trade secrets which are used in or are reasonably necessary for the conduct of its business, without conflict or infringement of any kind, and subject to no restriction, lien, encumbrance, right, title or interest in others. All of the foregoing stand in the name of LGSP and not in the name of any stockholder, director, officer, agent, partner or employee or anyone else known to LGSP, none of the same have any right, title, interest, restriction, lien or encumbrance therein, or thereon or thereto.

     (l) LGSP has not made any material misstatements of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation, warranty and agreement set forth herein.

     (m) Each of the representations, warranties and agreements of LGSP is true and correct in every respect as of the date hereof. LGSP will exonerate and indemnify WGR against all claims, suits, obligations, liabilities, and damages, including without limitation of the foregoing, reasonable attorneys' fees, based upon, arising out of or resulting from any breach of any of the representations, warranties or agreements of LGSP herein or any certificate delivered pursuant hereto, or nonfulfillment of any of his undertakings hereunder or thereunder or any actual or alleged occurrence or situation in any way inconsistent herewith or therewith.

     (n) Every representation, warranty and agreement of LGSP set forth in this Agreement and any certificate delivered pursuant hereto and every one of the rights and remedies of WGR for any one or more breaches hereof shall survive and not be deemed waived by Closing, and shall be effective regardless of any investigation that may have been made at any time by or on behalf of WGR.

     3.       Representations and warranties and Agreements  of  WGR.   WGR
represents  and  warrants  to  LGSP,  all  of  which  representations   and
warranties shall be true and shall survive closing, that:

          (a) WGR is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and has the corporate powers to own its property and carry on its business as and where it is now being conducted. Certified copies of the Certificates of Incorporation, the Bylaws and minutes of all Board of Directors meetings of WGR, which have heretofore been furnished by WGR to LGSP, are a true and correct copy of said Certificate of incorporation, Bylaws and minutes including all amendments to the date hereof. WGR has duly filed any and all certificates and reports required to be filed to date by any governmental authority including but not limited to Forms 10-K for year ended 1996 and such other report as may be required by the Securities Act of 1934, as amended.

          (b) The shares of WGR's common stock to be issued and delivered to LGSP pursuant to this Agreement will, upon issuance and delivery pursuant hereto be duly authorized, validly issued, fully paid and nonassessable. The consideration in shares of WGR are to be issued to LGSP pursuant to the terms of the Trust Metering Agreement set forth in Exhibit "C", and incorporated herein by this reference.

          (c) WGR has full right, power and authority to execute, deliver and perform the terms of this Agreement. This Agreement has been duly authorized by WGR and when approved by its Board of Directors will constitute the binding obligation of it, enforceable in accordance with its terms.

          (d) WGR has authorized 50,000,000 shares of common stock, par value, $0.001 per share, of which approximately 14,000,000 shares are issued and now outstanding. All such outstanding shares were validly issued and are fully paid and nonassessable. There are no other shares of stock, convertible or other securities, or rights, warrants or options with respect to any shares of stock or securities of WGR authorized, issued or outstanding. WGR has not granted any right of first refusal or any option to any underwriter, finder, broker or participant.

          (e)   Neither WGR nor any of its directors, officers,  agents  or employees, is in violation of any applicable law, rule, regulation or requirement of any governmental authority in any way relating to WGR's business or operations. Consummation of the transactions contemplated hereby, and continuation of WGR's business in the same manner as heretofore conducted by it will be in compliance with all applicable laws, rules, regulations and requirements of all governmental authorities without the necessity for any license or permit or other action or permission in the nature thereof, or any registration with, or consent of, any governmental authority.

          (f) WGR is not in default under or in violation of any provision of its Articles of Incorporation or Bylaws and WGR is not in material default under or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability relating to WGR's business, to which it is a party or by which it is bound, or to which its assets are subject.

          (g) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws of WGR or any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other material obligation or liability to which it is a party or by which it is bound, or to which any of its assets are subject, or result in the creation of any lion or encumbrance upon said assets.

          (h) WGR is not involved in any pending or threatened litigation which would materially affect its financial condition as shown by said balance sheets of December 31, 1996, which has not been provided for on said balance sheets or referred to in said balance sheets or disclosed to LGSP in writing.

          (i) WGR has filed with the appropriate governmental agencies all forms, notices and tax returns required to be filed by it. Its Federal income tax returns either have been examined by the Internal Revenue Service and settled or no waiver of statutes of limitations executed or given by WGR for years to and including the year ending December 31, 1995, and there are no unpaid assessments nor proposed assessments of Federal income taxes pending against WGR. All liability for taxes shown on Federal and State tax returns filed have been paid or the liability therefor has been provided for in the attached financial statements,

          (j) WGR does not have any material obligation, liability, contract, agreement, lease, sublease, commitment or understanding of any kind, nature, or description, fixed or contingent, due or to become due, existing or inchoate, other than those reflected in its financial statements, and those described in subparagraph 3 (e).

          (k) There are no suits or proceedings at law or, in equity, or before any governmental agency or arbitrator, pending, or to the knowledge of WGR, threatened, anticipated or contemplated, which in any way adversely affect WGR or its business and there are no unsatisfied or outstanding judgments, orders, decrees or stipulations affecting WGR or its assets or to which WGR is or may become a party which in any way affects WGR. There are no claims against WGR pending, or to the knowledge of WGR's officers, threatened, anticipated, or contemplated which, if valid, would constitute or result in a breach of any representation, warranty or agreement set forth herein.

          (l) Since the date of the Financial Statements there has not been:

               (i) any material adverse change in the properties, assets, business, affairs or prospects of WGR nor, to the knowledge of WGR, are any such changes threatened, anticipated, or contemplated;

               (ii)  any  actual  or, to the knowledge of WGR,  threatened, anticipated, or contemplated damage, destruction, loss, conversion, termination, cancellation, default or taking by eminent domain or other action by governmental authority which has affected or may hereafter affect the properties, assets, business affairs or prospects of WGR;

               (iii) any material and adverse dispute, pending or, to the knowledge of LGSP threatened, anticipated or contemplated of any kind with any customer, supplier, source of financing, employee, landlord, subtenant or licensee of LGSP or any pending or, to the knowledge of LGSP, threatened, anticipated or contemplated occurrence or situation of any kind, nature or description which is reasonably likely to result in any reduction in the amount, or any change in the terms or conditions, of business with any substantial customer, supplier, or source of financing;

               (iv) any pending or, to the knowledge of WGR threatened or contemplated occurrence or situation of any kind, natuire or description peculiar to the business of WGR and materially and adversely affecting the properties , assets, business, affairs or prospects of WGR, or

               (v) any reduction of capital, redemption of stock or dividend or distribution with respect to stock by WGR.

          (m) WGR's Board of Directors has authorized the execution, delivery and performance of this Agreement. All current directors and officers of WGR will at any time or from time to time hereafter execute whatever actions LGSP may deem necessary or desirable to effect, perfect or confirm of record or otherwise in LGSP's shareholders, full right, title and interest in and to 2,000,000 shares of the issued and outstanding shares of WGR or to carry out the intent and purposes of the transactions contemplated hereby.

          (n) WGR has not made any material misstatements of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation, warranty and agreement set forth herein.

          (o) Each of the representations, warranties and agreements of WGR is true and correct in every respect as of the date hereof. WGR will exonerate and indemnify LGSP against all claims, suits, obligations, liabilities, and damages, including without limitation of the foregoing, reasonable attorneys' fees, based upon, arising out of or resulting from any breach of any of the representations, warranties or agreements of WGR herein or any certificate delivered pursuant hereto, or nonfullfilment of any of its undertakings hereunder or thereunder or any actual or alleged occurrence or situation in any way inconsistent herewith or therewith.

          (p) Every representation, warranty and agreement of WGR set forth in this Agreement and any certificate delivered pursuant hereto and every one of the rights and remedies of LGSP for any one or more breaches hereof shall survive and not be deemed waived by Closing, and shall be effective regardless of any investigation that may have been made at any time by or on behalf of LGSP.

4. Conditions to the Obligations of WGR. The obligations of WGR hereunder shall be subject to the conditions that:

          (a) WGR shall not have discovered any material error or misstatement in any of the representations and warranties made by LGSP herein and all the terms and conditions of this Agreement to be performed and complied with shall have been performed and complied with.

          (b) There shall have been no substantial adverse changes in the conditions, financial, business or otherwise of LGSP from the date of it's audit set forth in Exhibit 1, and until the date of closing, except for changes resulting from those operations in the usual and ordinary course of the business, and between such dates the business and assets of LGSP shall not have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or acts of God or of the public enemies.

          (c) LGSP shall have delivered or caused to be delivered to WGR copies of all leases, mortgages and notes, which shall be subject to the approval of WGR, LGSP shall assist in re-negotiation and extension of leases.

5. Conditions to the Obligations of LGSP. The obligations of LGSP hereunder are subject to the conditions that:

          (a) LGSP shall not have discovered any material error or misstatement in any of the representations and warranties made by WGR herein and all the terms and conditions of this Agreement to be performed and complied with by WGR shall have been performed and complied with.

          (b) WGR will call a meeting of its Board of Directors for the purpose of voting upon and authorizing this Agreement and the transactions contemplated hereby. At such meeting, the Directors shall be asked to consider and vote upon the following: (i) approval to issue 2,000,000 shares of common stock to LGSP to be registered and distributed pursuant to a Registration Statement subject to a Metering Agreement, (ii) approval of this Agreement, and, (iii) transact such other business as may properly come before the meeting.

          (c) WGR shall have delivered or caused to be delivered to LGSP audited financial statements for WGR dated December 31, 1996.

          (d) WGR shall have filed or caused to be filed with the appropriate office of the Securities and Exchange Commission WGR's annual report on Form 10-K for the year ended December 31, 1996.

6. Closing. The closing shall take place at 2:00 p.m., on January 15, 1997, at the offices of LGSP, or at such other time and place as the parties hereto shall agree upon. WGR shall take control of the properties and all of its driving range businesses and assets as of January 1st, 1998. From such time all operations shall be the sole responsibility and under the sole control of WGR.

7. Actions at the Closing. At the closing, WGR and LGSP will each deliver, or cause to be delivered to the other, the securities to be exchanges in accordance with Section 1 of this Agreement, or an irrevocable order to the respective transfer agent to issue the stock, and each party shall pay any and all Federal and State taxes required to be paid in connection with the issuance and the delivery of their respective securities. All stock certificates shall be in the name of the party to which the same are deliverable.

In addition, the following transactions will take place. WGR will deliver to LGSP:

     (a) Duly certified copies of corporate resolutions and other corporate proceedings taken by WGR to authorize the execution, delivery and performance of this Agreement.

     (b) Certificate by a principal officer of WGR attesting to the fact that all of the representations and warranties of WGR are true and correct as of the Closing and that all of the conditions to the obligations of LGSP or LGSP to be performed by WGR have been performed as of the Closing Date.

     (c) Duly executed Debentures in the appropriate amounts and issued fully paid and nonassessable common stock share certificates of WGR to the Trustee in the amount of 2,000,000 shares.

     (d)  Cash as required by this agreement.

LGSP will deliver to WGR:

     (a) Assignments of leases and title insurance with warranty deeds to the respective properties.

     8. Conduct of Business. Between the date hereof and the Closing, LGSP shall provide that LGSP conduct its business in the same manner in which it has heretofore been conducted and LGSP will not permit the properties to (1) enter into any contract, etc., other than in the ordinary course of business, or (2) declare or make any distribution of any kind to the stockholders of LGSP, without first obtaining the written consent of WGR.

     9. Access to the Properties and Books of LGSP. LGSP hereby grants to WGR, through it's duly authorized representatives and during normal business hours between the date hereof and the Closing Date, the right of full and complete access to the properties of LGSP and full opportunity to examine their books and records.

     10. Registration Agreement. The parties understand and agree that it is imperative that the common stock of WGR being received by LGSP be registered with the SEC under the Securities Act of 1933 within a reasonable time after the closing. LGSP shall have the right to file a registration statement for the shares received upon LGSP adopting a plan for distribution of shares pursuant to a Registration Statement to be filed with the SEC under the Securities Act of 1933. WGR agrees that it will cooperate in such filing of a Registration Statement for the shares, providing signatures when and where necessary, providing necessary financial information, and promptly reviewing and responding to drafts of the Registration Statement and comments thereon by the SEC. LGSP shall bear the costs of such Registration Statement. WGR agrees to request effectiveness of the Registration Statement when asked by LGSP. The shares of WGR to be distributed to shareholders of LGSP, shall be held by a trustee until Registration Statement is effective on Form S-1.

     11. Trade Name Usage for "Legend Sports". WGR shall have the right to continue to use the trade name "Legend Sports" and or any other name utilized by Legend Sports, Inc.

     12.  Miscellaneous.

          (a) This Agreement shall be controlled, construed and enforced in accordance with the laws of the State of Nevada.

          (b) This Agreement shall not be assignable by either party without prior written, consent of the other.

          (c) All paragraph headings herein are inserted for convenience only. This Agreement may be executed in several counterparts, each of which shall be deemed an original, which together shall constitute one and the same instrument.

          (d) This Agreement sets forth the entire understanding between the parties, there being no terms, conditions, warranties or representations other than those contained herein, and no amendments hereto shall be valid unless made in writing and signed by the parties hereto.

          (e) This Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators and assigns of LGSP and upon the successors and assigns of WGR.

          (f) In the event any party hereto has to resort to legal action to enforce any of the terms hereof, the prevailing party shall be entitled to collect attorney's fees and other costs from the party in default.

          (g) All notices, requests, instructions, or other documents to be given hereunder shall be in writing and sent by registered mail:

     If to WGR, then:

     Donald J. Stoecklein
     Worldwide Golf Resources, Inc.
     1850 E. Flamingo Rd., Suite 111
     Las Vegas, NV  89119

     If to LGSP, then:

     James T. Staples
     c/o Legends Sports, Inc.
     237 S. Westmonte Dr., #140
     Altamonte Springs, FL 32714

          (h) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any part to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

     IN WITNESS WHEREOF, the parties hereto have only duly executed this Agreement on the date first above written.

Worldwide Golf Resources, Inc.

By:  /s/ Mac Shahsavar
   --------------------------------
     Mac Shahsavar, President

Legend Sports, Inc.

By:  /s/ James T. Staples
   --------------------------------
     James T. Staples, President

                                EXHIBIT "A"

Altamonte

           Legal description to be attached. Property consists of 5 acres in fee title 13 acres leased. Encumbrance of $1,300,000 +/-

Port Orange

           Legal description to be attached. 12 acres of fee simple land. Encumbrance $200,000; however separate agreement for buyout with stock.

Oviedo

           575  Econ River Place, Oviedo, Florida.   20 acres +/-.   Leased
property from U.S.F. & G.

Red Bug Lake

          Red Bug Lake Road, Orlando, Florida.  Leased property 8-15 acres.

                      ADDENDUM TO PURCHASE AGREEMENT



     THIS ADDENDUM TO PURCHASE AGREEMENT ("Addendum") is dated this 16th day of January, 1998, by and between, WORLDWIDE GOLF RESOURCES, INC., a corporation organized and existing under the laws of the State of Nevada and registered with the U.S. Securities and Exchange Commission ("SEC") under 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act"), (hereinafter referred to as "WGR"), LEGEND SPORTS, INC., a Delaware Corporation, (hereinafter referred to as "LGSP"), and WORLDWIDE GOLF CENTERS, INC., a Nevada Corporation, which is a wholly-owned subsidiary of WGR (hereinafter "WGC"), (hereinafter collectively referred to as "the parties").

     WHEREAS, the parties entered into a Purchase Agreement dated December 19, 1997, and

     WHEREAS, the parties acknowledge that the assets which are the subject of the Purchase Agreement will be owned by WGC, and

     WHEREAS, during WGR's due diligence required under the terms of the Purchase Agreement the following issues were brought to WGR's attention which; (i) modify the understanding between the parties as pertains to the assets actually owned by LGSP, (ii) establishes greater liabilities than were anticipated by the parties, and (iii) create a potential non-negotiated risk to WGR in this transaction:

     1. A Lis Pendens foreclosure action recorded against the Port Orange property in the approximate amount of $525,000. It is understood that there is an approximate liability in dispute of $325,000, which is currently the subject of litigation;

     2. The Altamonte Springs property has approximately $260,000 of default interest, penalties, and attorneys fees which were not negotiated in the initial contract;

     3. A three-day notice to quit was served on LGSP by the Lessor on the Altamonte property, which notice caused the lease to terminate;

     4. The leases on the Red Bug facility was for a shorter term than originally negotiated.

     5. After thorough due diligence the net operating income of the facilities was substantially less than originally negotiated.

     6. The lease on the Oviedo facility is non-assignable. WGR anticipates contacting the Lessor to assume the lease, but due to the need to close immediately there is not time to negotiate with the Lessor before closing, thereby increasing WGR's potential risk factor.

     Based upon the above, the parties agree to amend the Purchase Agreement as follows:

1. Section 1. Exchange of Securities shall be deleted and the following inserted in lieu thereof:

          Exchange of Securities. Subject to the terms and conditions hereinafter set forth, at the time of the closing referred to in Section 6 hereof (hereinafter referred to as the closing") and in reliance on the prospective representations and warranties of each party to the other hereunder, WGR will issue and deliver or cause to be issued and delivered to Ken Dunn, Trustee of the Trust Metering Agreement dated January 15, 1998, 1,500,000 shares of 144 restricted common stock of Worldwide Golf Resources, Inc. to be issued in two stock certificates in the amount of 750,000 shares each; 750,000 shares to be distributed, pursuant to the terms of the Trust Metering Agreement, to the Bond/Note Holders, and 750,000 to be distributed to the A & D shareholders of LGSP. In exchange for the delivering of the two stock certificates, LGSP will deliver or cause to be delivered to WGC the property and assets described in Exhibit "A" together with other documents and matters referred to in Paragraph 4.

2.   Paragraph 4(d) shall be added as follows:

LGSP agrees to the extent permitted by law, to indemnify and hold WGR and WGC harmless from and against any and all losses, claims, damages, liabilities and obligations of any kind and description, including any reasonable attorney fees incurred by WGR and WGC in investigating, defending or settling such losses, damages, liabilities and obligations, arising out of WGR's and WGC's acquisition of the properties described herein and matters directly related thereto.

WGR and WGC agree to give prompt notice to LGSP once WGR and WGC have actual knowledge of any claims as to which indemnity shall be sought, and shall permit LGSP (at their expense) to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for LGSP, who shall conduct the defense of said claim or litigation, shall be reasonably satisfactory to the WGR and WGR may participate in such defense at their expense; provided, further, that the failure by WGR to give notice as provided herein shall not relieve LGSP of their obligations under this provision except to the extent that the failure results in an omission of actual notice to LGSP and such person is damaged solely as a result of the failure to give notice. WGR, in the defense of any such claim or litigation, shall not, except with the consent of LGSP, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term, the giving by the claimant or plaintiff to LGSP of a release from all liability in respect to such claim or litigation. In the event of any claim, or notice of intention to file a claim against WGR or WGC, which claim is brought within 1 year from the date hereof, the shares of stock issued by WGR to LGSP, pursuant to the terms hereof, and retained under the Trust Metering Agreement shall be immediately placed into a constructive trust, wherein said shares receive a stop transfer notice to WGR's transfer agent until such time as the claim has been rescinded or terminated. In the event WGR is placed into a position of incurring costs related to such claims, then in that event the Trustee shall transfer back to WGR, at a value of $1 per share, such shares to cover reasonable costs and or any claims incurred by WGR or WGC.

3.   The conditions set forth in Paragraph 5(b) have been satisfied.

4. Paragraph 7(c) shall be deleted in its entirety and the following inserted in lieu thereof;

          Two duly executed certificates representing 750,000 shares of common restricted stock of WGR, with appropriate 144 legends.

All other terms and conditions of the Purchase Agreement shall remain in full force and effect.


LEGEND SPORTS, INC.                WORLDWIDE GOLF RESOURCES, INC.

BY: /s/ James Staples              BY: /s/ Donald J. Stoecklein
   ---------------------------        ----------------------------------
     James Staples, President           Donald J. Stoecklein, President

                 ADDENDUM TO PURCHASE AGREEMENT



     THIS ADDENDUM TO PURCHASE AGREEMENT ("Addendum") is dated this 24th day of January, 1998, by and between WORLDWIDE GOLF RESOURCES, INC., a corporation organized and existing under the laws of the State of Nevada and registered with the U.S. Securities and Exchange Commission ("SEC") under 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act"), (hereinafter referred to as "WGR"), LEGEND SPORTS, INC., a Delaware Corporation, (hereinafter referred to as "LGSP"), and WORLDWIDE GOLF CENTERS, INC., a Nevada Corporation, which is a wholly-owned subsidiary of WGR (hereinafter "WGC"), (hereinafter collectively referred to as "the parties").

     WHEREAS, the parties entered into a Purchase Agreement dated December 19, 1997 and an Addendum to Purchase Agreement dated January 16, 1998;

     WHEREAS, before close of escrow, it was determined that the lease on the range known as "Oviedo" was in default, an eviction notice was served and the property taken back by the Lessor, thereby removing the Oviedo range from the purchase,

     WHEREAS, it has been determined that the value of the Oviedo range is 10% of the purchase price, therefore the parties agree to amend the Purchase Agreement as follows:

1. Section 1. Exchange of Securities shall be deleted and the following inserted in lieu thereof:

     Exchange of Securities. Subject to the terms and conditions hereinafter set forth, at the time of the closing referred to in Section 6 hereof (hereinafter referred to as "the closing") and in reliance on the prospective representations and warranties of each party to the other hereunder, WGR will issue and deliver or cause to be issued or delivered to Ken Dunn, Trustee of the Trust Metering Agreement dated January 15, 1998, 1,350,000 shares of 144 restricted common stock of Worldwide Golf Resources, Inc. to be issued in two stock certificates in the amount of 675,000 shares each; 675,000 shares to be distributed, pursuant to the terms of the Trust Metering Agreement, to the Bond/Note Holders, and 675,000 shares to be distributed to the A & D shareholders of LGSP. In exchange for the delivering of the two stock certificates, LGSP will deliver or cause to be delivered to WGC the property and assets described in Exhibit "A" together with other documents and matters referred to in Paragraph 4.

2. Paragraph 7(c) shall be deleted in its entirety and the following inserted in lieu thereof:

     Two duly executed certificates each representing 675,000 shares of common restricted stock of WGR, with appropriate 144 legends.

All other terms and conditions of the Purchase Agreement shall remain in full force and effect.

LEGEND SPORTS, INC.                WORLDWIDE GOLF RESOURCES, INC.


By /s/James Staples                By /s/ Donald J. Stoecklein
  -----------------------------      -----------------------------------
      James Staples, President          Donald J. Stoecklein, President


                                   WORLDWIDE GOLF CENTERS, INC.


                                   By /s/ Donald J. Stoecklein
                                     -------------------------------------
                                         Donald J. Stoecklein, Treasurer